EXHIBIT 10.51

                   STANDARD INDUSTRIAL/COMMERCIAL NET LEASE

1.   Basic Provisions ("Basic Provisions").
     -------------------------------------

     1.1  Parties:  This Lease ("Lease"), dated for reference purposes only
       October 13, 2000       made by and between    CSS Properties II, LLC
    ------------------------                        ------------------------
("Lessor") and  (Lessee"),        Spectrian Corporation     (collectively the
                           --------------------------------
"'Parties," or  individually a "Party").

     1.2 (a) Premises: That Building, including all improvements therein or to be provided by Lessor under the terms of this Lease and the Improvement Agreement attached hereto as Exhibit A, commonly known by the street address of
   Glenn Drive,    located in the City of    Folsom,   County of   Sacramento,
------------------                        ------------            -------------
State of    California,    with zip code   95630,   as outlined on the Building
          ---------------                ----------
Shell Plans (as defined in Section 1.E of the Improvement Agreement attached hereto as Exhibit A) ("Premises"). The "Building" is that certain building containing the Premises and is generally described as (describe briefly the
nature of the building)   approximately 13,380 square feet of an approximately
                         ------------------------------------------------------
 13,380 square foot building.  In addition to Lessee's rights to use and occupy
-----------------------------
the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

          (b)  Parking:   52   unreserved vehicle parking spaces ("Unreserved
                       ------
Parking Spaces"); and    0  , reserved vehicle parking spaces (Reserved Parking
                      ------
Spaces).  (Also see paragraph 2.6)

     1.3  Term   Seven (7) Years plus One (1) Month ("Original Term")
                ------------------------------------
commencing April 1, 2001 "Commencement Date") and ending     April 30, 2008
                                                          --------------------
("Expiration Date").  (Also see Paragraph 3.)

     1.4  Early Possession:  N/A ("Early Possession Date").  (Also see
                            -----
Paragraphs 3.2 and 3.3.)

     1.5  Base Rent:  $17,394.00  per month ("Base Rent"), payable on the
                     ------------
1st day of each month commencing  May 1, 2001. (Also see Paragraph 4.)
----                             -------------

[ ] If this box is checked, this lease provides for the Base Rent to be
    adjusted per addendum   One  , attached hereto.
                          -------
     1.6  (a)  Base Rent Paid Upon Execution:  $17,394.00   as Base Rent for
                                              -------------
the period May 2001.
           --------

          (b)  Lessee's Share of Common Area Operating Expenses:  see addendum
                                                                 --------------
 ("Lessee's Share").

     1.7  Security Deposit:  $19,204.00  ("Security Deposit").  (Also see
                           --------------
Paragraph 5.)

     1.8  Permitted Use: General and Executive Offices and any other lawful use
                        -------------------------------------------------------
[Permitted Use").  (Also see Paragraph 6.)

     1.9  Insuring Party.  Lessor is the "Insuring Party."  (Also see Paragraph
          --------------
 8.)

     1.10 Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[X] Cemo Commercial, Inc. represents Lessor exclusively ("Lessor's Broker");
    ---------------------


[ ] Cornish & Carey Commercial represents Lessee exclusively ("Lessee's
    --------------------------
    Broker");

[ ] -------------------------- represents both Lessor and Lessee ("Dual Agency"). (Also see Paragraph 15.)

          (b)  Payment to Brokers.  Upon the execution of this Lease by both
               ------------------
Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of
 $   per agreement    ) for brokerage services rendered by said Broker(s)
----------------------
in connection with this transaction.

     1.11  Addenda and Exhibits.  Attached hereto is an Addendum or Addenda
           --------------------
consisting of Paragraphs  50 through  60 and a Second Addendum to Lease, the
                         ----        ----
Improvement Agreement and the Hazardous Materials List, all of which constitute a part of this Lease.

     1.12  Applicable Laws.  Applicable Laws shall mean the Americans with
           ---------------
Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws").

2.   Premises, Parking and Common Areas.
     ----------------------------------
     2.1  Letting.  Lessor hereby leases to Lessee, and Lessee hereby leases
          -------
from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2  Condition.  Lessor shall deliver the Premises to Lessee clean and
          ---------
free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, and the roof, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one (1) year after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3  Compliance with Covenants, Restrictions and Building Code.  Lessor
          ---------------------------------------------------------
warrants that any improvements (other than those constructed by Lessee or at Lessee's direction but including those that are the subject of the Improvement Agreement) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within one (1) year following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance.

     2.4  Acceptance of Premises.  Lessee hereby acknowledges that neither
          ----------------------
Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5  Lessee as Prior Owner/Occupant.  The warranties made by Lessor in
          ------------------------------
this Paragraph 2 shall be of no force or affect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

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     2.6  Vehicle Parking.  Lessee shall be entitled to use the number of
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Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph
1.2(b) on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Siz e Vehicles". Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.) Landlord shall provide no less than four (4) spaces per 1,000 rentable square feet of the Premises.

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, upon one (1) business day's notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the reasonable cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law, and in no event shall Lessor oversubscribe parking.

     2.7  Common Definition.  The term "Common Areas" is defined as all areas
          -----------------
and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, agents, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8  Common Areas - Lessee's Rights.  Lessor hereby grants to Lessee, for
          ------------------------------
the benefit of Lessee and its employees, agents, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the, non-exclusive right to use, in common with others entitled to such use, the Common Areas, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent shall not be unreasonably withheld or delayed. In the event that any unauthorized storage shall occur then Lessor shall have the right, upon one (1) business day's notice, in addition to such other rights and remedies that it may have but in accordance with Applicable Laws, to remove the property and charge the reasonable cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9  Common Areas - Rules and Regulations.  Lessor or such other person(s)
          ------------------------------------
as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 39. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10  Common Areas - Changes.  Lessor shall have the right, in Lessor's
           ----------------------
reasonable discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To add additional buildings and improvements to the Common Areas;

          (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

          (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. Term.
   ----

     3.1  Term.  The Commencement Date, Expiration Date and Original Term of
          ----
this Lease are as specified in Paragraph 1.3.

     3.2  Early Possession.  If an Early Possession Date is specified in
          ----------------
Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     2.3  Delay In Possession.  If for any reason Lessor cannot deliver
          -------------------
possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee on July 1, 2001, Lessee may, at its option, by notice in writing to Lessor, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder and Lessor shall promptly return to Lessee the Security Deposit and any advance payment of Rent or other related monies with respect to this Lease. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. Rent.
   ----

     4.1  Base Rent.  Lessee shall pay Base Rent and other rent or charges to
          ---------
Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2  Common Area Operating Expenses.  Lessee shall pay to Lessor during
          ------------------------------
the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

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                    (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates. (bb) Exterior signs and any tenant directories (cc) Fire detection and sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

               (iii) Trash disposal, property management and security services.

               (iv) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.
(v) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

               (vi) Any deductible portion of an insured loss concerning the Building or the Common Areas not to exceed $10,000 per occurrence. (vii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

          (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

          (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Carrier already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

          (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty
(60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be promptly credited (or reimbursed, if the Lease has expired) the amount of such over-payment against Lessee's Rent next becoming due. It Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement.

     5.  Security Deposit.  Lessee shall deposit with Lessor upon Lessee's
         ----------------
execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessee's request, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor.
No part of the Security Deposit shall be considered to be hold in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.
   ---

     6.1  Permitted Use.
          -------------

          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use, which is reasonably comparable thereto, and for no other purpose without Lessor's prior written consent which Lessor shall not unreasonably withhold or delay. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

          (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not adversely impact the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph
6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2  Hazardous Substances.
          --------------------

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or
(iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. Lessor hereby approves of Lessee's use of the substances listed on the Hazardous Materials List attached hereto as Exhibit B.

     (b) Duty to Inform Lessor.  If Lessee knows (or has reasonable cause to
         ---------------------
believe as a result of its business operations in the Premises) that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not release or spill any Hazardous Substance in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system) in violation of Applicable Requirements.

     (c) Indemnification.  Lessee shall indemnify, protect, defend and hold
         ---------------
Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance released or emitted in violation of Applicable Requirements by Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to


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person, property or the environment created by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3  Lessee's Compliance with Requirements.  Lessee shall, at Lessee's
          -------------------------------------
sole cost and expense, fully, diligently and in a timely manner, comply with all 'Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance by Lessee), now in effect or which may hereafter come into effect. Lessee shall, within five (5) business days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4  Inspection; Compliance with Law.  Lessor, Lessor's agents, employees,
          -------------------------------
contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon one (1) business day's notice to Lessee, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the reasonable costs and expenses of such inspections.

7. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.
   ---------------------------------------------------------------------------

     7.1  Lessee's Obligations.
          --------------------

          (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, in the event Lessee fails to retain such contractor itself to procure and maintain the contract for the heating, air conditioning and ventilating systems, and it Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the reasonable cost thereof.

     (c) If Lessee breaches Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after thirty (30) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises In good order, condition and repair, in accordance with Paragraph 13.2 below.

     7.2  Lessor's Obligations.  Subject to the provisions of Paragraphs 2.2
          --------------------
(Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair with respect to the Premises the foundations, exterior walls, structural condition of interior bearing walls, roof, exterior roof membrane, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3  Utility Installations, Trade Fixtures, Alterations.
          --------------------------------------------------

          (a) Definitions; Consent Required.  The term "Utility Installations"
              -----------------------------
is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications wiring/cabling, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment, which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises, which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations and Alterations to the interior of the Premises without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing load bearing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cost thereof, does not exceed $10,000 per project.

          (b) Consent.  Any Alterations or Utility Installations that Lessee
              -------
shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (c) Lien Protection.  Lessee shall pay when due all claims for labor
              ---------------
or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than five (5) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim.

     7.4  Ownership, Removal, Surrender, and Restoration.
          ----------------------------------------------

          (a) Ownership.  Subject to Lessor's right to require their removal
              ---------
and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at anytime and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

          (b) Removal.  Unless otherwise agreed in writing, Lessor may require
              -------
that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

          (c) Surrender/Restoration.  Lessee shall surrender the Premises by
              ---------------------
the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear, casualty and condemnation excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by standard maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity.
   --------------------

     8.1  Payment of Premiums.  The cost of the premiums for the insurance
          -------------------
policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  Liability Insurance.
          -------------------

          (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence.
The policy shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess only.

          (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  Property lnsurance - Building, Improvements and Rental Value.
          ------------------------------------------------------------

          (a) Building and Improvements.  Lessor shall obtain and keep in force
              -------------------------
during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Building for the full replacement cost thereof, including the Tenant Improvements. Such insurance shall be for full replacement cost, as the same shall exist from time to time. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (b) Rental Value.  Lessor shall also obtain and keep in force during
              ------------
the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the dale of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount not to exceed $10,000 per occurrence in the event of such loss.

          (c) Adjacent Premises.  Lessee shall pay for any increase in the
              -----------------
premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises other than for the Permitted Use.

          (d) Lessee's Improvements.  Since Lessor is the Insuring Party,
              ---------------------
Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4  Lessee's Property Insurance.  Subject to the requirements of
          ---------------------------
Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $50,000 per occurrence. The proceeds from any such insurance may be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     7.5  Insurance Policies.  Insurance required hereunder shall be in
          ------------------
companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of 'Best's Insurance Guide." Lessee shall not do or permit to be done anything, which shall invalidate the insurance policies, referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to reduction except after thirty-(30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or 'insurance binders' evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6  Waiver of Subrogation. Notwithstanding anything to the contrary in
          ---------------------
this Lease, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8 or which would normally be covered under so called "all-risk" insurance. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7  Indemnity.  Except for Lessor's negligence and/or breach of express
          ---------
warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, any negligent or intentional act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8  Exemption of Lessor from Liability.  Except to the extent of
          ----------------------------------
Landlord's negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  Damage or Destruction.
    ---------------------

     9.1  Definitions.
          -----------

     (a) "Premises Partial Damage" shall mean damage or destruction to the
          -----------------------
Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

     (b) "Premises Total Destruction" shall mean damage or destruction to the
          --------------------------
Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

     (c) "Insured Loss" shall mean damage or destruction to the Premises, other
          ------------
than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

     (d) "Replacement Cost" shall mean the cost to repair or rebuild the
          ----------------
Building and improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.
(e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2  Premises Partial Damage - Insured Loss.  If Premises Partial Damage
          --------------------------------------
that is an Insured Loss occurs, unless caused by a willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction provided that Lessor repairs the damage. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3  Partial Damage - Uninsured Loss.  If Premises Partial Damage that is
          -------------------------------
not an Insured Loss occurs, Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and affect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4  Total Destruction.  Notwithstanding any other provision hereof, if
          -----------------
Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by the willful act of Lessee, Lessor shall have the right to recover Lessor's damages for the replacement cost of the Building.

     9.5  Damage Near End of Term.  If at any time during the last six (6)
          -----------------------
months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other of such party's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) as would otherwise be required under Sections 9.2 and 9.3 needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and affect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  Abatement of Rent; Lessee's Remedies.
          ------------------------------------

          (a) In the event of Premises Partial Damage the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim under this Lease against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within sixty (60) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7  Termination - Advance Payments.  Upon termination of this Lease
          ------------------------------
pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.8  Waiver of Statutes.  Lessor and Lessee agree that the terms of this
          ------------------
Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.


10.  Real Property Taxes.
     -------------------

     10.1 Payment of Taxes.  Lessor shall pay its share of the Real Property
          ----------------
Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 Real Property Tax Definition.  As used herein, the term "Real
          ----------------------------
Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income, gift, transfer or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.
9.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, Lessee's pro rata of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 Joint Assessment.  If the Building is not separately assessed, Real
          ----------------
Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5  Lessee's Property Taxes.  Lessee shall pay prior to delinquency all
           -----------------------
taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Utilities.  Lessee shall pay directly for all utilities and services
     ---------
supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon.
In the event any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  Assignment and Subletting.
     -------------------------

     12.1 Lessor's Consent Required.
          -------------------------

          (a) Lessee shall not voluntarily assign, transfer, mortgage or otherwise transfer or encumber (collectively, 'assign') or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 35.

          (b) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be void.

          (c) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.
          ------------------------------------------------------------

          (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee of the obligations of Lessee under this Lease, (if) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor thereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or subleases.

          (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subleases, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or subleases under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee as it applies to the subleased premises during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     11.3 Additional Terms and Conditions Applicable to Subletting.  The
          --------------------------------------------------------
following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
(a) Lessor shall not, by reason of any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor. (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease. (c) (c)Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.
(d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.

13.  Default; Breach; Remedies.
     -------------------------

     13.1 Default; Breach.  A "Default" by Lessee is defined as a failure by
          ---------------
Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee thereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 39 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor' as defined in 11 U.S. Code Section 1 01 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(a) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (e) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially intentionally false.

     13.2 Remedies.  If Lessee fails to perform any affirmative duty or
          --------
obligation of Lessee under this Lease, within the time periods set forth above after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The reasonable costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee for the following six (6) months to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1 %). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c)Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Late Charges.  Lessee hereby acknowledges that late payment by
          ------------
Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or dead of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     13.4 Breach by Lessor.  Lessor shall not be deemed in breach of this Lease
          ----------------
unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.4, a reasonable time shall in no event be more than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14.  Condemnation.  If the Premises or any portion thereof are taken under the
     ------------
power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called '"condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. It more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. It Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent shall be reduced by the extent to which Lessee's use of the Premises is diminished. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises or the parking. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor (whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages) less payment to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures, the unamortized value of any tenant improvements paid for by Tenant and the "bonus value" of this Lease (i.e. the difference between the Rent payable hereunder and the then fair market rental value of the Premises) for the remainder of the Term. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.

15.  Brokers' Fees.
     -------------

     15.1 Procuring Cause.  The Broker(s) named in Paragraph 1.10 is/are the
          ---------------
procuring cause of this Lease.

     15.2 Additional Terms.  Unless Lessor and Broker(s) have otherwise agreed
          ----------------
in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 37.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(a) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

     15.3 Assumption of Obligations.  Any buyer or transferee of Lessor's
          -------------------------
interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 Representations and Warranties.  Lessee and Lessor each represent and
          ------------------------------
warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  Tenancy and Financial Statements.
     --------------------------------

     16.1 Tenancy Statement.  Each Party (as "Responding Party") shall within
          -----------------
ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      16.2 Financial Statement.  If Lessor desires to finance, refinance, or
           -------------------
sell the Premises or the Building, or any part thereof, Lessee shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.  Lessor's Liability.  The term "Lessor" as used herein shall mean the owner
     ------------------
or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid and the written assumption by such transferee of Lessor's obligations hereunder, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18.  Severability.  The invalidity of any provision of this Lease, as
     ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.  Interest on Past-Due Obligations.  Any monetary payment due Lessor
     --------------------------------
hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus two percent (2%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.3.

20.  Time of Essence.  Time is of the essence with respect to the performance
     ---------------
of all obligations to be performed or observed by the Parties under this Lease.

21.  Rent Defined.  All monetary obligations of Lessee to Lessor under the
     ------------
terms of this Lease are deemed to be rent.

22.  No Prior or other Agreements;  Broker Disclaimer.  This Lease contains all
     ------------------------------------------------
agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.  Notices.
     -------

     22.1 Notice Requirements.  All notices required or permitted by this Lease
          -------------------
shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Date of Notice.  Any notice sent by registered or certified mail,
          --------------
return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given three (3) business days after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24.  Waivers.  No waiver by either party of the Default or Breach of any term,
     -------
covenant or condition hereof by the other, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other of the same or any other term, covenant or condition hereof. Either party's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of such party's consent to, or approval of, any subsequent or similar act by the other, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof.
Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.  Recording.  Either Lessor or Lessee shall, upon request of the other,
     ---------
execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26.  No Right To Holdover.  Lessee has no right to retain possession of the
     --------------------
Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred twenty-five percent (125%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27.  Cumulative Remedies.  No remedy or election hereunder shall be deemed
     -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.  Binding Effect; Choice of Law.  This Lease shall be binding upon the
     -----------------------------
Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

29.  Subordination; Attornment; Non-Disturbance.

     29.1 Subordination.  This Lease and any Option granted hereby shall be
          -------------
subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. It any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     29.2 Attornment.  Subject to the non-disturbance provisions of Paragraph
          ----------
29.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership except for ongoing defaults (such as a continuing failure to repair and maintain the Premises), (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent-

     29.3 Non-Disturbance.  With respect to Security Devices entered into by
          ---------------
Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a 'non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.


     28.4 Self-Executing.  The agreements contained in this Paragraph 29 shall
          --------------
be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings, in a commercially reasonable form, as may be reasonably required to separately document any such subordination or non-subordination, attainment and/or non-disturbance agreement as is provided for herein.

30.  Attorneys' Fees.  If any Party or Broker brings an action or proceeding to
     ---------------
enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys'' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 30.

31.  Lessor's Access; Showing Premises; Repairs.  Lessor and Lessor's agents
     ------------------------------------------
shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon (1) business day's notice to Lessee for the purpose of showing the same to prospective purchasers, lenders, or, in the last six (6) months of the Term, lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale' signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary 'For Lease' signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

32.  Auctions.  Lessee shall not conduct, nor permit to be conducted, either
     --------
voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33.  Signs.  Lessee shall not place any sign upon the exterior of the Premises
     -----
or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location reasonably designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

34.  Termination; Merger.  Unless specifically stated otherwise in writing by
     -------------------
Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

35.  Consents.
     --------

     (a) Except for Paragraph 32 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to attorneys' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

36.  Quiet Possession.  Upon payment by Lessee of the rent for the Premises and
     ----------------
the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

37.  Options.
     -------

     37.1 Definition.  As used in this Lease, the word "Option" has the
          ----------
following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.
36.2 Options Personal to Original Lessee. The Options, if any, herein granted to Lessee are not assignable, apart from an assignment of this Lease, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     37.3 Multiple Options.  In the event that Lessee has any multiple Options
          ----------------
to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

38.  Effect of Default on Options.
     ----------------------------

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate monetary Defaults under Paragraph 13.1 during the twelve (I 2) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

39.  Rules and Regulations.  Lessee agrees that it will abide by, and keep and
     ---------------------
observe all reasonable rules and regulations ('Rules and Regulations') which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

40.  Security Measures.  Lessee hereby acknowledges that the rental payable to
     -----------------
Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

41.  Reservations.  Lessor reserves the right, from time to time, to grant,
     ------------
without the consent or joiner of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

42.  Performance Under Protest.  It at any time a dispute shall arise as to any
     -------------------------
amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment 'under protest' and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43.  Authority.  If either Party hereto is a corporation, trust, or general or
     ---------
limited partnership, such entity represents and warrants that each individual executing this Lease on behalf of such entity is duly authorized to execute and deliver this Lease on its behalf.

44.  Conflict.  Any conflict between the printed provisions of this Lease and
     --------
the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45.  Offer.  Preparation of this Lease by either Lessor or Lessee or Lessor's
     -----
agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46.  Amendments.  This Lease may be modified only in writing, signed by the
     ----------
parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

47.  Multiple Parties.  Except as otherwise expressly provided herein, if more
     ----------------
than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES. IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                           Executed at
            ----------------------                ------------------------
on:                                    on:
    -------------------------------         ------------------------------


By LESSOR:  CSS Properties II, LLC     By LESSEE:  Spectrian Corporation
           ------------------------              -------------------------

By:                                    By:
    -------------------------------        -------------------------------

Name Printed:     Sammy F. Cemo        Name Printed:
             ----------------------                  ---------------------

                                  EXHIBIT A
                                  ---------

                           IMPROVEMENT AGREEMENT

     This Improvement Agreement ("Agreement") is dated for reference purposes only as of December __, 2000 and is made by and between CSS PROPERTIES, II, L.L.C. ("Lessor") and SPECTRIAN CORPORATION ("Lessee") in connection with that certain Lease ("Lease") of even date herewith between Lessor and Lessee affecting certain real property commonly known as Glenn Drive, in the City of Folsom, County of Sacramento, State of California. Lessor and Lessee hereby agree as follows:

     1. DEFINITIONS:  Throughout this Agreement, the following terms shall have
        -----------
the following meanings:

          A. Architect:  The term "Lessor's Architect" shall mean Michael
             ---------
Riedinger (Building Shell) and the term "Lessee's Architect" shall mean Stafford Space Planning (Interior Improvements).

          B. Building:  The term "Building" shall mean the Building Shell and
             --------
the Interior Improvements.

          C. Building Plans:  The term "Building Plans" shall mean the Building
             --------------
Shell Plans and Final Interior Improvement Plans, as the same may be modified from time to time by change orders issued and approved by the parties in accordance with this Agreement.

          D. Building Shell:  The term "Building Shell" shall mean (i) a
             --------------
concrete tilt-up one (1) story building containing approximately thirteen thousand three hundred eighty (13,380) square feet of floor space (measured from the exterior of the walls, doors and windows and, if recessed, to the drip line), which shall be constructed by Lessor for Lessee strictly in accordance with the Building Shell Plans, as defined in Section 1.E, (ii) all parking areas, driveways, sidewalks, utility installations, exterior lighting, decorative water facilities, irrigation systems, landscaping, and other outside area improvements specified on the Building Plans; and (iii) all other on-site and off-site improvements required by any governmental agency as a condition of its issuance of any approval for construction of the Building Shell or the Interior Improvements (including road widening, resurfacing and striping, signalization, sidewalks, curbs, lighting and other improvements).

          E. Building Shell Plans:  The term "Building Shell Plans" shall mean
             --------------------
those plans and specifications for the Building Shell prepared by Michael Riedinger, dated April 3, 2000, consisting of pages 1-24.






          F. Final Interior Improvement Plans:  The term "Final Interior
             --------------------------------
Improvement Plans" shall mean those plans, specifications, and working drawings for the Interior Improvements prepared by Lessee and approved by the parties in accordance with this Agreement.

          G. General Contractor:  The term "General Contractor" shall mean the
             ------------------
general contractor selected by Lessor subject to Lessee's approval as set forth in Section 3.A hereof and retained by Lessor to construct the Building Shell and the Interior Improvements pursuant to this Agreement.

          H. Interior Improvements:  The term "Interior Improvements" shall
             ---------------------
mean all partitions, windows, interior non-load-bearing walls, wall coverings, HVAC equipment, lighting, finished ceilings, interior utility fixtures, telephone and data cabling and wiring, electrical runs and other improvements and fixtures installed in the Building Shell to the extent that such improvements and fixtures are specified on the Final Interior Improvement Plans.

          I. Interior Improvement Costs:  The term "Interior Improvement Costs"
             --------------------------
shall mean the sum of the following: (1) payments to the General Contractor and its subcontractors for labor and materials furnished pursuant to any construction contract for construction of the Interior Improvements, which is entered into by Lessor and approved by Lessee in accordance with this Agreement; (2) reasonable fees paid to architects, engineers and other construction professionals (other than employees of Lessor) for services required in connection with the design and construction of the Interior Improvements; (3) fees paid by Lessee to architects, space planners, designers, inspectors and other construction professionals; (4) utility connection charges incurred by Lessee; (5) permit and license fees paid by Lessee for use and occupancy permits required for Lessee to occupy the Premises; and (6) the amounts paid to governmental authorities or agencies for inspections and issuance of building permits and approvals for the Interior Improvements (but not that portion of such amounts applicable to, or based on the value of, the Building Shell). In no event shall Interior Improvement Costs include (i) charges and expenses for changes to the Building Plans which have not been approved by Lessee; (ii) wages, labor and overhead for overtime and premium time; (iii) additional costs and expenses incurred by Lessor on account of any contractor's or subcontractor's default or construction defects; (iv) principal, interest and fees for construction and permanent financing; (v) offsite management or other general overhead costs incurred by Lessor; (vi) bond premiums; (vii) costs for which Lessor has a right of reimbursement from others (including, without limitation, insurers and warrantors); (viii) the cost of bringing the Building and the Premises into compliance with applicable building codes, environmental laws, and other statutes, laws, rules and regulations; (ix) restoration costs in excess of insurance proceeds as a consequence of casualties; (x) penalties and late charges attributable to Lessor's failure to pay other Interior Improvement Costs; and (xi) attorneys', experts' and other fees and costs in connection with contracts and disputes; all of which shall be the sole obligation of Lessor. Trade fixtures of Lessee shall not be included in the Interior Improvement Costs but shall be the obligation of the Lessee.

          J. Preliminary Interior Improvement Plans:  The term "Preliminary
             --------------------------------------
Interior Improvement Plans" shall mean those plans and specifications for the Interior Improvements prepared and approved by the parties in accordance with this Agreement.

          K. Substantial Completion:  The terms "Substantial Completion" (and
             ----------------------
"Substantially Completed") shall mean that (i) all necessary governmental approvals for occupancy of the Building for Lessee's Intended Use have been obtained (including a final "sign-off" and, if applicable, a certificate of occupancy); (ii) Lessee has had five (5) days to install its Trade Fixtures in the Building; (iii) prior to the General Contractor's installation of sheet rock or other similar construction material or of General Contractor's closing-up the walls, Lessor has provided Lessee with access to the phone and electrical rooms, as well as a commercially reasonable amount of time, to install Lessee's data and telecommunications wiring and cable; (iv) all utilities are hooked up and available for use; (v) the Lessor's Architect has certified that the Building has been constructed in accordance with the Building Plans; (vi) all incomplete or defective construction, which interferes with Lessee's use of the Building, has been remedied and repaired; and (vii) Lessor has delivered possession of the Building to Lessee.

          L. Lessee's Contribution:  The term "Lessee's Contribution" is
             ---------------------
 defined in paragraph 5A.

     2. BUILDING PLANS:
        --------------

          A. Building Shell Plans:  Lessor has provided Lessee with a complete
             --------------------
 set of the Building Shell Plans.

          B. Preliminary Plans For Interior Improvements:  Lessor hereby
             -------------------------------------------
approves of Lessee's space plan dated November 15, 2000, prepared by Stafford Space Planning. On or before December 13, 2000 Lessee shall cause to be prepared and delivered to Lessor fully engineered construction drawings for the construction of the Interior Improvements for Lessor's approval, which approval shall not be unreasonably withheld. If Lessor fails to approve or disapprove the proposed final plans within five (5) days following delivery of the final plans to Lessor, the final plans proposed by Lessee shall be deemed to be the approved Final Interior Improvement Plans for the purposes of this Agreement. If Lessor disapproves the proposed final plans in any respect, it shall deliver to Lessee its written proposal for required changes and the parties shall negotiate in good faith to reach agreement on the final plans.

          C. Application For Approvals:  Lessor shall use its best efforts to
             -------------------------
obtain all governmental approvals and permits necessary for construction of the Building in accordance with Building Plans.
          D. Termination:  If the parties are unable to agree upon the Final
             -----------
Interior Improvement Plans on or before January 15, 2001, or if all permits required for construction of the Building have not been issued on or before March 1, 2001, then Lessee, in its sole discretion, may terminate this Agreement and the Lease by giving Lessor written notice.

          E. Changes to Building Plans after Final Approval:  Neither party
             ----------------------------------------------
shall have the right to require extra work or make any modifications with respect to the construction of the Building, without the prior written consent of the other party as to any change, provided, however, that Lessor shall have the right to make changes to the Building Shell Plans, so long as the cost of implementing each such change shall not exceed $2500 individually and so long as the aggregate cost of all such changes made to the Building Shell Plans shall not exceed $10,000. Lessor shall promptly provide Lessee with copies of any such changes made to the Building Shell Plans. Notwithstanding the foregoing, Lessor shall have no right to make any changes to the Building Shell Plans that could have a material adverse effect on the Building, including, without limitation, the structural integrity of the Building, the fire and life safety systems and all other operating systems and utility installations in the Building without first obtaining Lessee's written consent. The parties shall confer and negotiate in good faith to reach agreement on such requested changes.

     3. CONSTRUCTION CONTRACT:
        ---------------------

          A. Selection of General Contractor:  Lessor shall cause at least
             -------------------------------

three (3) general contractors to bid for construction of the Interior Improvements. All bids shall be opened simultaneously. Lessor may select the "General Contractor" to construct the Building; provided that Lessee approves Lessor's selection, which approval shall not be unreasonably withheld. Notwithstanding Lessee's right to approve the General Contractor, the General Contractor shall be the contractor only of Lessor, and Lessee shall have no liability to the General Contractor under any construction contract or otherwise with respect to the Building.

     4. COMMENCEMENT AND COMPLETION OF BUILDING:
        ---------------------------------------

          A. Lessor's Obligation to Construct the Building:  As soon as the
             ---------------------------------------------
Building Plans have been approved, all necessary governmental approvals and permits have been obtained, and the bids have been accepted, Lessor shall cause construction of the Building Shell and the Interior Improvements to be commenced and diligently prosecuted to completion, so that the Building will be Substantially Complete by April 1, 2001.
          B. Delivery of Possession:  When the Building is Substantially
             ----------------------
Complete, Lessor shall deliver possession of the Building to Lessee. However, Lessee shall have no obligation to accept possession of the Building or commence payment of rent until the later of (i) the date the Building is Substantially Complete, or (ii) April 1, 2001, provided, however, that Lessor is providing Lessee with one (1) month's free rent pursuant to the terms of the Lease.

     5. PAYMENT OF CONSTRUCTION COSTS:
        -----------------------------

          A. Lessee's Contribution to Interior Improvement Costs:

                (1) Lessor shall pay and be solely responsible for all costs to design, construct and develop the Building Shell. Lessee's only obligation to pay any cost of constructing the Building shall be limited to the positive difference, if any, between the total Interior Improvement Costs and the Interior Improvement Allowance, such difference being referred to herein as the "Lessee's Contribution." The parties acknowledge that Lessee shall have no obligation to pay any cost of constructing any portion of the Building in excess of the Lessee's Contribution. Lessee shall pay the Lessee's Contribution as follows: (a) Lessor shall cause the Lessor's Architect and the General Contractor both to certify to Lessee when construction of the Interior Improvements is twenty-five percent (25%) complete, fifty percent (50%) complete, and seventy-five (75%) complete. Lessee shall pay Lessor within fifteen (15) days after Lessee has received such certifications from both the Lessor's Architect and the General Contractor in each instance, twenty-five percent (25%) of the aggregate Lessee's Contribution, which shall be calculated based upon the Interior Improvement Costs. Within thirty (30) days after the Interior Improvements are Substantially Complete and the amount of all Interior Improvement Costs have been finally determined as provided below, Lessee shall pay Lessor any portion of the Lessee's Contribution that remains due and unpaid. Failure of Lessee to make timely payments to Lessor as provided herein and under applicable notice and cure provisions of the Lease shall constitute a default under the Lease, and in such event, Lessor shall be entitled to enforce all of its rights and remedies under the Lease.

                (2) As soon as possible after commencement of the Lease, Lessee shall designate as Lessee's property Interior Improvements having a cost approximately equal to the Lessee's Contribution. Property designated as Lessee's property under the terms of this paragraph shall constitute Lessee's property for purposes of the Lease, and Lessee shall be entitled to all investment tax credit, depreciation, and other tax attributes relating to such property. At the expiration or sooner termination of the Lease, all Interior Improvements not designated as Lessee's property under this paragraph shall be surrendered to Lessor in accordance with the terms of the Lease.

                 (3) When the Interior Improvements are Substantially Completed, Lessor shall submit to Lessee a final and detailed accounting of all Building Shell and Interior Improvement Costs paid by Lessor, certified to be true and correct by Lessor's financial officers. Lessee may audit the books, records, and supporting documents of Lessor to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Lessor at least forty-eight (48) hours written notice. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total costs by more than two percent (2%) of the actual amount of such costs, in which event Lessor shall pay the costs of Lessee's audit. Lessor shall promptly refund any overpayments to Lessee.

          B. Financing of Building:  If Lessor has not closed a commitment for
             ---------------------
financing sufficient to complete construction of the Building as provided in this Agreement and delivered a copy of such financing documents to Lessee by February 15, 2001, or, if such commitment has not closed such that Lessor can provide Lessee with such documents, Lessor has, in lieu of such documents, provided Lessee, by February 15, 2001, with financial documentation, in a form acceptable to Lessee, which evidences the ability of Lessor to finance the Building Shell and Interior Improvement work, then in such event Lessee may terminate this Agreement and the Lease by giving Lessor written notice.

     6. LESSEE'S RIGHT TO ENTER:  Lessee, and its authorized representatives,
        -----------------------
shall have the right to enter the Building at all reasonable times for the purpose of inspecting the progress of construction of the Building Shell and the Interior Improvements. The General Contractor shall give Lessee at least sixty (60) days prior written notice of its estimated date for Substantial Completion of the Building, so that Lessee may cause its fixtures and equipment to be ordered. When construction of the Building has proceeded to the point where Lessee's work of installing its fixtures and equipment in the Building can be commenced in accordance with good construction practice, the General Contractor also shall notify Lessee to that effect.


     7. CONSTRUCTION WARRANTY FOR THE BUILDING:  Notwithstanding anything to
        --------------------------------------
the contrary in the Lease, effective upon delivery of the Building to Lessee, Lessor does hereby warrant (i) that the Building Shell and the Interior Improvements were constructed in accordance with all Applicable Laws, as defined in the Lease, including all applicable covenants, conditions or restrictions and the rules, regulations, codes, statutes, ordinances, and laws of all governmental and quasi-governmental authorities having jurisdiction over the Building, (ii) that the Building Shell and Interior Improvements were constructed in accordance with the Building Plans and in a good and workmanlike manner; (iii) that all material and equipment installed in the Building conformed to the Building Plans, was new and otherwise of good quality and was installed in accordance with all vendor's and manufacturer's specifications, instructions and requirements; and (iv) that all material and equipment installed in the Building has been paid for and is free of liens, security interests or chattel mortgages. All construction, product and equipment warranties and guarantees obtained by Lessor shall, to the extent obtainable, provide that such warranties and guarantees shall also run to the benefit of Lessee and its successors and assigns. Lessee shall have the benefit of any construction, product and equipment warranties and guarantees in favor of Lessor that would assist Lessee in correcting defects and in discharging any of Lessee's obligations regarding the repair and maintenance of the Premises.
Upon written request by Lessee, Lessor shall inform Lessee of all written construction, product and equipment warranties and guarantees in favor of Lessor which affect the Building. Lessor shall cooperate with Lessee in enforcing such warranties and guarantees and in bringing any suit that may be necessary to enforce liability (i) at Lessor's sole expense with regard to any defect for which Lessor is responsible under this paragraph 7 or under the Lease, and (ii) also with regard to any defect for which Lessor is not responsible under this paragraph 7 or under this Lease so long as Lessee pays all costs reasonably incurred by Lessor in doing so. Notwithstanding anything to the contrary contained in the Lease or this Agreement, Lessee's acceptance of the Building shall not be deemed a waiver of the foregoing warranty, and Lessor shall promptly repair all violations of the warranty set forth in this paragraph at its sole cost and expense.

     8. DELIVERY OF POSSESSION, PUNCH LIST AND ACCEPTANCE AGREEMENT:  As soon
        -----------------------------------------------------------
as the Building is Substantially Completed and Lessor has given Lessee reasonable prior written notice of the time and date therefor, Lessor and Lessee shall together walk through the Premises and inspect all of the Building. After such inspection has been completed, each party shall sign an acceptance agreement, which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Lessor and (ii) shall state the Commencement Date. Lessor shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. The parties' preparation of such a "punch list" and execution of an acceptance agreement shall not, however, be deemed an acceptance by Lessee of the Building as complete or free from defects and shall not in any way affect Lessor's warranty obligations under this Agreement.

     9. DELIVERY OF DOCUMENTS:  Lessor shall deliver to Lessee (i) within
        ---------------------
thirty (30) days after the same is obtained by Lessor, any temporary or permanent certificates of occupancy issued by the City of Folsom with respect to any of the Building; (ii) within sixty (60) days after Substantial Completion of the Building, a complete "as-built" set of Mylar reproducible Building Plans reflecting all approved changes in the work; and (iii) within thirty (30) days after Substantial Completion of the Building, complete maintenance and operating manuals for all the equipment, fixtures and systems that are part of the Building.

     10. RISK OF LOSS:  Risk of loss of the Building prior to the Commencement
         ------------
Date of the Lease shall be borne by Lessor. At all times prior to the Commencement Date of the Lease, Lessor at its sole cost and expense shall maintain so-called contingent liability and broad form "builder's risk" insurance with coverage in an amount equal to the replacement cost of the Building Shell plus the Interior Improvement Costs. The insurance policy (i) shall be in a form reasonably satisfactory to Lessee, (ii) shall be carried with a company reasonably acceptable to Lessee, (iii) shall provide that such policy shall not be subject to cancellation or change except after at least ten
(10) days prior written notice to Lessee, and (iv) shall contain a "cross liability" provision insuring Lessor and Lessee against any loss caused by the negligence of the other party. Lessee shall be designated as a named insured on said insurance policy and the "deductible" thereunder shall not exceed Ten Thousand Dollars ($10,000). If the Building is damaged or destroyed prior to the Commencement Date of the Lease, Lessee shall have the right to terminate the Lease, if the Building, in the reasonable opinion of the Lessor's Architect, cannot be Substantially Complete prior to May 1, 2001. If the Lease is so terminated, Lessee shall be entitled to that amount of the builder's risk insurance proceeds equal to the amount, if any, paid by Lessee for construction of the Interior Improvements prior to the termination date. If the Building is damaged or destroyed and the Lease is not terminated pursuant to the terms of the Lease or this Agreement, Lessor shall promptly and diligently complete construction of the Building in accordance with this Agreement and all insurance proceeds with respect to the loss shall be paid to the contractors completing the Building as the work progresses in accordance with customary institutional lending practices.

     11. RIGHTS UPON TERMINATION:  If the Lease is terminated pursuant to any
         -----------------------
provision of this Agreement, then in addition to all other amounts due Lessee hereunder, all security deposits, prepaid rent, and other monies paid by Lessee under the terms of the Lease or this Agreement (including, without limitation, the Lessee's Contribution) shall be returned to Lessee upon demand and, thereupon, neither party shall have any further rights or obligations under the terms of the Lease or this Agreement.

     12. MISCELLANEOUS:  Time is of the essence of this Agreement.  This
         -------------
Agreement is the result of negotiations among and has been reviewed by all parties. Accordingly, this Agreement shall be deemed to be the product of both parties hereto, and no ambiguity shall be construed in favor of or against either party. This Agreement may not be modified or amended, nor may any provision hereof be waived, except in a writing signed by the parties to this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. The captions used in this Agreement are for convenience only and shall not be considered in interpreting this Agreement. All capitalized terms used, but not defined, in this Agreement shall have the meanings ascribed to them in the Lease. In the event of any conflict between the terms of this Agreement and the Lease, this Agreement shall prevail.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement intending to be bound thereby.


LESSOR:                                     LESSEE:
------                                      ------

CSS PROPERTIES II, L.L.C.                   SPECTRIAN CORPORATION

By:                                         By:
    ------------------------------              -----------------------------

Title:                                      Title:
       ----------------------------                --------------------------


By:                                         By:
    ------------------------------              -----------------------------

Title:                                      Title:
       ----------------------------                --------------------------

          FIRST ADDENDUM TO THAT CERTAIN LEASE DATED OCTOBER 13, 2000
                                BY AND BETWEEN
                      CSS PROPERTIES II, LLC, AS LANDLORD
                             SPECTRIAN, AS TENANT

50.   RENT
       ----

      Rent shall be on a "triple-net" basis.

      LEASE PERIOD COSTS           MONTHLY RENT       ESTIMATED TRIPLE-NET
      -------------------          ------------       -------------------

      Apr 1, 2001 - Apr 30, 2001      Abated                 Abated
      May 1, 2001 - Apr 30, 2002    $17,394.00           $ .22 per SF
      May 1, 2002 - Apr 30, 2003    $17,742.00
      May 1, 2003 - Apr 30, 2004    $18,097.00
      May 1, 2004 - Apr 30, 2005    $18,459.00
      May 1, 2005 - Apr 30, 2006    $18,828.00
      May 1, 2006 - Apr 30, 2007    $19,204.00
      May 1, 2007 - Apr 30, 2008    $19,589.00

51.   TRIPLE-NET COSTS
      ----------------

      Triple-Net costs are estimated to initially be approximately $.22 per square foot per month ($2,943.60 for the 13,380 square feet). These costs are paid monthly in addition to the rent above.

52.   TENANT IMPROVEMENTS
      -------------------

      Tenant Improvement Allowance will be $28.00 per square foot. Square footage, to be measured by Architect, shall be measured from the outside of the outside walls (drip line) and to the middle of interior demising walls that divide Tenant from other building tenants. The allowance shall be used for architect/engineering, governmental fees, HVAC units and construction of interior improvements. Any above standard improvements in lighting, HVAC zoning and electrical distribution will be included in the Tenant Improvement Allowance. Any costs exceeding this amount shall be paid by Lessee within 30 calendar days after billing by Lessor.

53.   TENANT IMPROVEMENT PLANNING AND CONSTRUCTION
      --------------------------------------------

      See Exhibit A. Construction management services will be provided at no
          ----------
      cost to the Tenant.

54.   ELECTRICAL
      ----------

      The Building shell includes 800AMP, 277/480 volt power.

55.   PHONE AND LAN ROOMS
      -------------------

      Landlord shall provide access to the phone and electrical rooms to pull cable thirty (30) days prior to lease commencement.


56.   OPTION TO RENEW
      ---------------

      Provided that Lessee is not then in default in the performance of the lease beyond applicable notice and cure periods, Lessee shall have the option to renew this lease for two - five year periods, with all other items and conditions of the Lease applicable during the option period (the "Extension Option"). Each option can be exercised: (i) at the lesser of 95% of the then current fair market monthly rent ("Market Rent") for the Premises as of the commencement date of the applicable extended term, as determined by the agreement of the parties, or if the parties cannot agree within sixty (60) days prior to the commencement of such extended term, then by appraisal pursuant to Paragraph 56 of the Second Addendum to Standard Industrial/Commercial Net Lease or (ii) a continuation of existing terms with two (2%) percent annual increases. The Market Rent shall not include the value of any improvements or alterations paid for by Lessee and installed after the Commencement Date. To exercise this option, Lessee must notify Lessor, in writing no later than six
(6) months prior to end of lease term. If Lessee does not so timely notify Lessor, the option to renew is canceled and, subject to Paragraph 57 below, Lessee shall vacate the subject space by April 30, 2007.

57.   HOLD OVER EXTENSION OPTION
      --------------------------

      Tenant shall have the option to extend the primary term for six (6) one month periods with a four (4) month notice in writing for each one (1) month period at a rate of one hundred and twenty five (125%) percent of the Base Rent of the last year of the lease.

58.   ANTENNA/MICROWAVE/SATELITE DISH
      --------------------------------

      Tenant may install a dish (not to exceed 24" in diameter) on the rooftop at the Tenant's expense and with the City approval if needed. Tenant shall be responsible for returning roof to original condition upon termination of lease.


                                                                        1 of 2

59.   BROKER
      ------

      Sammy F. Cemo is the owner of the brokerage firm Cemo-Commercial, Inc. and also is a partner in the Glenn Drive Technology Park project.

58.   PAYMENTS
      --------

      Payments are to be made payable to:

              CSS Properties II, LLC/Glen Drive Property Mgmt

and mailed

              c/o Cemo Commercial
              4962 Robert J. Mathews Pkwy
              El Dorado Hills, CA  95762



Landlord: CSS Properties II, LLC          Tenant:   Spectrian
          ----------------------                  --------------------------
By:                                       By:
       -------------------------                  --------------------------

Print: Sammy F. Cemo                      Print:
       -------------------------                  --------------------------

Date:                                     Date:
       -------------------------                  --------------------------



                                                                         2 of 2

                   SECOND ADDENDUM TO STANDARD INDUSTRIAL/
                           COMMERCIAL NET LEASE
                           --------------------

THIS SECOND ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE (this "Addendum") is made by and between CSS Properties II, L.L.C. ("Lessor") and Spectrian Corporation ("Lessee"), to be a part of that certain Lease of even date herewith between Lessor and Lessee concerning premises located at Glenn Drive, Folsom, California (the "Premises"), as amended by the First Addendum to Lease between Lessor and Lessee of even date (such Lease, as amended by the First Addendum, being referred to as the "Lease"). All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease unless specifically defined herein. Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

     1.3  Term. The Lease shall commence (the "Commencement Date") on the later
          ----
of (a) April 1, 2001; or (b) the date by which all of the following have occurred: (i) Lessor has substantially completed the work that is the subject of the Improvement Agreement; (ii) Lessor has delivered legal possession of the Premises to Lessee in the required condition; and (iii) Lessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for the Permitted Use. The Lease shall be signed by all parties on or before December 5, 2000. In the event the Premises cannot be delivered as described above by May 1, 2000, Tenant shall be entitled to one (1) day free rent for each day late. For each day that this Lease is executed by Lessee after December 1, 2000, the penalty start date will adjust accordingly. If (i) Lessor has not received, by March 1, 2001, a building permit from the City of Folsom for the improvement work; or (iii) Lessor has not commenced construction of the improvement work by April 15, 2001, then, in addition to Lessee's other rights or remedies, Lessee may terminate the Lease by written notice to Lessor, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee. Lessor shall deliver possession of the Premises to Lessee in good, vacant, broom clean condition, with all building systems in good working order and in compliance with all laws.

     2.10   Common Areas, Reservations.  Lessor shall not (a) modify the Common
            --------------------------
Areas, (b) grant any easements, rights of way, utility raceways or dedications, or (c) record any Parcel Maps or restrictions, if such actions would unreasonably interfere with Lessee's use of the Premises or parking rights or increase the obligations or decrease the rights of Lessee under the Lease. In taking such actions, Lessor shall at all times use its best efforts to minimize any disruption to Lessee.

     4.2 (a) Common Area Operating Expenses. "Common Area Operating Expenses"
             ------------------------------
shall not include and Lessee shall in no event have any obligation to perform or to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"): (a) Costs occasioned by the act, omission or violation of any Applicable Law by Lessor, any other occupant of the Industrial Center, or their respective agents, employees or contractors; (b) Costs occasioned by casualties or by the exercise of the power of eminent domain; (c) Costs to correct any construction defect in the Industrial Center or to comply with any Applicable Law applicable to the Industrial Center on the Commencement Date; (d) Costs of any improvement or redecorating of any portion of the Industrial Center not made available for Lessee's use; (e) Costs incurred in connection with negotiations or disputes with any other occupant of the Industrial Center and Costs arising from the violation by Lessor or any other occupant of the Industrial Center of the terms and conditions of any lease or other agreement; (f) Costs of earthquake, flood or pollution insurance, insurance deductibles in excess of $10,000 per occurrence, and co-insurance payments; (g) Costs incurred in connection with the presence of any Hazardous Substances, except to the extent caused by the release or emission of the Hazardous Substance in question by Lessee; (h) Costs which could properly be capitalized under generally accepted accounting principles; (i) Costs relating to the repair, maintenance and replacement of the structural elements of the Industrial Center; (j) interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases; (k) any fee, profit or compensation retained by Lessor or its affiliates for management and administration of the Industrial Center in excess of the management fee which would be charged by a professional management service for operation of comparable projects in the vicinity of the Building; and
(l)expense reserves.

     4.2 (d) Common Area Operating Expenses-Audit Rights. Lessee may audit the
             -------------------------------------------
books, records and supporting documents of Lessor to the extent necessary to determine the accuracy of Lessor's statement of Common Area Operating Expenses under Section 4.2 of the Lease and any subsequent statement of Common Area Operating Expenses. Such audit, if any, will occur within one hundred eighty
(180) days after Lessee receives such statement. Lessee shall bear the cost of such audit, unless such audit discloses that Lessor has overstated the total cost by more than three percent (3%) of the actual amount of such cost, and which event Lessor shall pay the cost of Lessee's audit. Lessor shall promptly refund any over charges to Lessee.

     6.2    Hazardous Substances. To the best knowledge of Lessor, (a) no
            ---------------------
Hazardous Substances are present on the Industrial Center or the soil, surface water or groundwater thereof, (b) no underground storage tanks or asbestos containing building materials are present on the Industrial Center, and (c) no action, proceeding, or claim is pending or threatened involving the Industrial Center concerning any Hazardous Substances or pursuant to any Applicable Laws or Requirements. Under no circumstance shall Lessee be liable for or indemnify Lessor from, and Lessor shall indemnify, defend and hold harmless Lessee, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substance present at any time on or about the Industrial Center, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any Applicable Laws or Requirements, relating to any such Hazardous Substance, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Substances on or about the Premises by Lessee or its agents or employees in violation of Applicable Laws or Requirements. Lessee shall be liable for and shall indemnify, defend and hold harmless Lessor, its agents, contractors, members, successors, representatives and assigns from and against all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with the release or emission of Hazardous Substances on or about the Premises caused by Lessee or its agents or employees in violation of Applicable Laws or Requirements. This Section 4 and Sections 6.2 and 6.3 of the Lease are the sole provisions of the Lease pertaining to Hazardous Substances and no other provisions shall be deemed to apply thereto.


     6.3     Lessee's Compliance with Requirements. Lessee shall not be
             --------------------------------------
required to comply, cause the Premises to comply, or pay the cost of complying, and Lessor shall cause the Premises to comply with, any Applicable Laws or Requirements, unless such compliance is necessitated solely because of Lessee's particular use of the Premises.

     7.2     Maintenance, Repairs Lessor shall perform and construct, and
             --------------------
Lessee shall have no responsibility to perform, construct or pay for, any repair, maintenance or improvement (a) necessitated by the acts or omissions of Lessor or any other occupant of the Industrial Center, or their respective agents, employees or contractors; (b) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain; (c) required as a consequence of any violation of any Laws, as of the Commencement Date, or construction defects in the Premises, the Building or the Industrial Center;
(d) for which Lessor has a right of reimbursement from others; (e) to any portion of the Building or Industrial Center outside of the demising walls of the Premises; (f) which could be treated as a "capital expenditure" under generally accepted accounting principles, except to the extent amortized over the useful life of the capital items in question; (g) to any electrical, water, sewer, and plumbing systems not specifically serving the Premises or the Building; and (h) to any heating, ventilating, air conditioning system to the extent not specifically serving the Premises. Notwithstanding the foregoing, Lessee shall pay Lessee's Share of the expenses described in (g) of the preceding sentence to the extent that such expenses are properly included in Common Area Operating Expenses or, subject to Paragraph 8.6 of the Lease, Lessee shall pay for all repair and damage occasioned by the willful misconduct or negligent acts of Lessee, its employees, agents, invitees and/or licensees.


     7.3     Utility Installations, Trade Fixtures, Alterations. All
             ---------------------------------------------------
Alterations, trade fixtures, furniture, equipment and other personal property installed in the Premises ("Lessee's Property") shall at all times be and remain Lessee's property. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided that Lessee repairs all damage caused by such removal. Lessor shall have no right to require Lessee to remove any Alterations unless it notifies Lessee, at the time it consents to such Alteration, that it shall require such Alteration to be removed.


     7.4     Surrender, Restoration. Lessee's obligation to surrender the
        -----------------------
Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the Commencement Date, except ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those released or emitted by Lessee in violation of Applicable Law) and Alterations removal of which Lessor has not, in advance, required.

     8.7     Indemnity. Lessor shall not be released or indemnified from,
             ----------
and shall indemnify, defend, protect and hold harmless Lessee from, any damages, liabilities, losses, claims, attorneys' fees, consultants' fees, costs or expenses arising from the negligence or willful misconduct of Lessor or its agents, contractors, licensees or invitees, Lessor's violation of Applicable Law, or a breach of Lessor's obligations or representations under the Lease.

     9.    Damage or Destruction.  If the Premises are damaged by any peril and
           ----------------------
Lessor does not elect to terminate the Lease or is not entitled to terminate the Lease, Lessee may terminate the Lease, by delivery to Lessor of a written notice, if the Premises cannot be or are not fully repaired by Lessor within one hundred twenty (120) days after the damage or destruction. If the Lease is not terminated by Lessor or Lessee as provided herein, Lessor shall restore the Premises to the condition in which they existed immediately prior to the casualty.

     10.    Real Property Taxes. Lessee shall not be required to pay any
            --------------------
portion of any tax or assessment expense (a)levied on Lessor's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes; (b)in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term;
(c) imposed on land and improvements other than the Industrial Center; or (d) resulting from a change of ownership or transfer of any or all of the Industrial Center.

     11.    Utilities. If there occurs any interruption of utilities or
            ----------
other services required to be provided to the Premises, interference with access to the Premises, imposition of legal restrictions or the presence of any Hazardous Substances which does not result from Lessee's release or emission of such Hazardous Substances, which in any of the foregoing cases interferes with Lessee's use of the Premises for seven (7) days in any thirty (30) day period, then Lessee shall be entitled to an equitable abatement of rent to the extent of the interference with Lessee's use of the Premises occasioned thereby. If the interference persists for more than thirty (30) days in any ninety (90)day period, Lessee shall have the right to terminate the Lease.

     12.    Assignment and Subletting. Without releasing Lessee of its
            --------------------------
obligations under the Lease, Lessee, without Lessor's prior written consent, may sublet the Premises or assign the Lease to: (a)an entity controlling, controlled by or under common control with Lessee; (b)an entity related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action; or (c)a purchaser of substantially all of Lessee's assets located at the Premises ("Permitted Transfer"). A transfer of Lessee's capital stock shall not be deemed an assignment, subletting or other transfer of the Lease or the Premises. Any Permitted Transfer shall not be subject to any rights of recapture or rent profit-sharing provision.

      30.    Subordination. Within thirty (30) days of the Commencement Date
             --------------
of this Lease, Lessor shall obtain from any lenders of the Premises a written agreement in form reasonably satisfactory to Lessee providing for non-disturbance of Lessee's interests under the Lease in the event of a foreclosure of the lender's security interest. Further, the subordination of the Lease to an instrument of security shall be conditioned upon Lessee's receipt from any such lenders such a non-disturbance agreement.

     32.    Lessor's Access. Any entry by Lessor and Lessor's agents shall
            ----------------
comply with Lessee's reasonable security measures and shall not impair Lessee's operations more than reasonably necessary.

     36.     Consents. Whenever the Lease requires an approval, consent,
             ---------
designation, determination, selection or judgment by either Lessor or Lessee, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

     41.     Rules and Regulations. Lessee shall not be required to comply with
             ----------------------
any new rule or regulation unless the same applies non-discriminatorily to all occupants of the Industrial Center, does not unreasonably interfere with Lessee's use of the Premises or Lessee's parking rights and does not materially increase the obligations or decrease the rights of Lessee under the Lease.

     56.    Option to Renew. If it becomes necessary to determine the Market
            ----------------
Rate by appraisal, real estate appraiser(s), all of whom shall be Members of the Appraisal Institute and who have at least five (5) years experience appraising similar space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures:

            (i) If the parties are unable to agree on the Market Rate within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the Notifying Party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of such appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

            (ii) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Market Rate within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Market Rate. If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraisers shall attempt to determine the Market Rate as of the commencement date of the extended term by the agreement of at least two (2) of the appraisers. If two (2) or more of the appraisers agree on the Market Rate at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Market Rate, all appraisers shall submit to Landlord and Tenant an independent appraisal of the Market Rate in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Market Rate by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

            (iii) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.


     63.    Reasonable Expenditures. Any expenditure by a party permitted or
            -----------------------

required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.


LESSOR:                                      LESSEE:

CSS PROPERTIES II, L.L.C.                    SPECTRIAN CORPORATION


By:                                          By:
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Name:                                        Name:
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Its:                                         Its:
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